UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1324 20th Avenue SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission or Matters to a Vote of Security Holders.
On May 13, 2026, Centerspace held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). As of March 20, 2026, the record date for holders of common shares of beneficial interest (“common shares”) entitled to vote at the Annual Meeting, there were 16,785,899 common shares outstanding and entitled to vote at the Annual Meeting. Of the common shares entitled to vote, 14,981,013, or approximately 89.24% of the common shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Declaration of Trust. There were three matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.
Proposal 1 - Election of six nominees to serve on the Board of Trustees for a one-year term and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes

John A. Schissel	13,543,098	41,133	9,710	1,387,072
Ola Oyinsan Hixon	13,516,140	63,369	14,432	1,387,072
Rodney Jones-Tyson	13,462,774	112,847	18,320	1,387,072
Anne Olson	13,558,439	27,636	7,866	1,387,072
Jay L. Rosenberg	13,545,273	40,346	8,322	1,387,072
Mary J. Twinem	13,553,535	26,617	13,789	1,387,072
The shareholders elected all six of the nominees as Trustees.
Proposal 2 - Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	13,254,562	315,796	23,583	1,387,072
The shareholders approved the non-binding advisory resolution on executive compensation.
Proposal 3 - Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	14,858,817	105,351	16,845	0
The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Anne Olson
Anne Olson
Date: May 15, 2026		President and Chief Executive Officer